UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

SMITHFIELD FOODS, INC.

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2009, the Compensation Committee of the Smithfield Foods, Inc. (the “Company”) Board of Directors granted an incentive award to George H. Richter, President and Chief Operating Officer of the Company’s Pork Group, pursuant to the performance grant component of the Smithfield Foods, Inc. 2008 Incentive Compensation Plan.  A description of the terms of such award is set forth in Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Description of Incentive Award granted to George H. Richter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: October 6, 2009	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Description of Incentive Award granted to George H. Richter.